UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 14, 2007
ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

8995 Westside Parkway
Alpharetta, GA  30004
(Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Consistent with our agreement last week with the U.S. Food and Drug Administration (FDA) to remove the 300mg dose of AGI-1067 from our ANDES clinical trial, the FDA has formally notified the Company that it is issuing a partial clinical hold on the 300mg dose.  A partial clinical hold will require the Company to obtain prior approval from the FDA before commencing any further testing of the 300mg dose.  The ANDES trial is continuing with the 150mg and 75mg doses.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: November 15, 2007	/s/MARK P. COLONNESE
Mark P. Colonnese
Executive Vice President, Commercial Operations
and Chief Financial Officer

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